UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22949

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Dynamic Convertible and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2019

DATE OF REPORTING PERIOD: November 1, 2018 through April 30, 2019

ITEM 1. REPORT TO SHAREHOLDERS

TIMELY INFORMATION INSIDE

Dynamic Convertible and Income Fund (CCD)

SEMIANNUAL REPORT APRIL 30, 2019

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments10

Statement of Assets and Liabilities27

Statement of Operations28

Statements of Changes In Net Assets29

Statement of Cash Flows30

Notes to Financial Statements31

Financial Highlights40

Report of Independent Registered
Public Accounting Firm41

About Closed-End Funds42

Managed Distribution Policy43

Automatic Dividend Reinvestment Plan43

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1670 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2019. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.1670 per share. We believe the Fund’s current annualized distribution rate, which was 9.68%* on a market price basis as of April 30, 2019, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a managed distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessments of individual securities and asset classes.

Market Review

During the semiannual period, broad stock market barometers posted strong results, both in the U.S. and globally.1 Convertible securities rose briskly,2 and high yield corporate and investment-grade bond markets advanced at a more measured but still healthy pace.3

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/19 distribution was $0.1670 per share. Based on our current estimates, we anticipate that approximately $0.0298 is paid from ordinary income or capital gains and that approximately $0.1372 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

However, the six-month period was extremely volatile, with Federal Reserve policy, trade disputes, and growth concerns driving sharp swings in investor sentiment. During the final months of 2018, markets sold off steeply. Investors worried the Federal Reserve would derail the U.S. economic recovery and hinder global growth by raising short-term rates too quickly. Trade uncertainty and global economic data further unsettled market participants.

The tide of negative sentiment quickly turned in late December as comments from the Federal Reserve alleviated concerns about additional tightening. U.S. economic data continued to be healthy and financial conditions improved. The global growth outlook brightened, helped by a contained U.S. dollar, optimism about an eventual resolution to global trade disputes, and data supporting the view that China’s economy could achieve a soft landing. Against this backdrop, stocks, convertible securities and high yield bonds rallied dramatically through the end of the reporting period.

Outlook

We believe there is still real fundamental strength in the U.S. economy, as fiscal policy provides a wind in the sails for businesses. Unemployment is low, inflation is contained and corporate earnings are healthy. Consumers can continue to fuel growth, as they benefit from wage growth, manageable debt levels and employment gains. The Federal Reserve has affirmed its commitment to maintaining a patient approach to short-term interest rates.

Outside the U.S., economic data looks more encouraging than it did at the start of 2019. We may well see a pickup in the second half of the year, with accommodative global monetary policy, a contained dollar and U.S. growth providing tailwinds. Of course, the path of U.S.-China trade policy will influence what we see next, but a resolution is not out of reach.

Ongoing economic growth sets the stage for additional upside in stocks, convertible securities and high yield bonds. Yet, despite the favorable economic backdrop, we believe investors should be prepared for persistent volatility and episodic selloffs, such as the downturn that occurred in May of 2019 in the stock and high yield markets. A variety of political and geopolitical uncertainties—including tensions in the Middle East, election unknowns, and trade—are likely to stoke turbulence.

Letter to Shareholders

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   3

Asset allocation for long-term goals

Elevated volatility can be an unwelcomed prospect for investors. However, the flipside of volatility is opportunity. I have invested through many periods of market turmoil: the 1973–1974 crash, Black Monday in 1987, and the collapse of the dot.com bubble, to name just a few. In all of these markets, there were opportunities—to sell into strength or to pick up an attractive position at a lower price. Our investment teams are following just such an approach, drawing on Calamos Investments’ decades of proprietary research and risk-management strategies.

As I’ve discussed in past letters to shareholders, repositioning your portfolio quickly in response to short-term market changes can be a dangerous strategy. Far too often, investors catch the downside in the market, only to be on the sidelines when markets rally. Instead, I encourage you to work with your financial advisor to ensure that your investment portfolio reflects your risk tolerance and investment goals. With the right funds at the core of an allocation, it may be easier to stay invested through short-term volatility.

Conclusion

Thank you for your continued trust in Calamos Investments. We look forward to helping you pursue your financial objectives in the years to come.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned 9.67% for the six-month period ending April 30, 2019. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the six-month period ending April 30, 2019, the index returned 9.76%.

2The ICE BofAML All U.S. Convertibles Ex Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 9.44% for the six-month period ending April 30, 2019. The Thomson Reuters Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 7.58% for the six-month period ending April 30, 2019.

3The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. For the six-month period ending April 30, 2019, the index returned 5.49%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 5.54% for the six-month period ending April 30, 2019. The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. The index returned 2.52% for the six-month period ending April 30, 2019.

Duration is a measure of interest rate risk, with higher duration indicative of increased sensitivity to changes in interest rates.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Investment Team Discussion

6   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

TOTAL RETURN* AS OF 4/30/19

Common Shares – Inception 3/27/15
	6 Months*	1 Year	Since Inception
On Market Price	15.24%	11.97%	5.37%
On NAV	10.29%	10.35%	6.24%
*Not annualized.

SECTOR WEIGHTINGS

Information Technology	30.9%
Health Care	18.5
Financials	12.1
Consumer Discretionary	9.1
Energy	6.3
Communication Services	6.0
Industrials	5.6
Utilities	4.8
Real Estate	2.2
Materials	1.2
Consumer Staples	0.9
Other	0.1
Airlines	0.0

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

DYNAMIC CONVERTIBLE AND
INCOME FUND (CCD)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Dynamic Convertible and Income Fund (CCD) is a total-return-oriented offering that seeks to provide a steady stream of income paid out on a monthly basis from a diversified portfolio of convertible and high yield securities. The allocation to each asset class is dynamic, reflecting our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe that we are well positioned over the long term to generate capital gains as well as income. The dynamic allocation of security types also enables us to manage the risk/reward characteristics of the portfolio over full market cycles.

Through this approach, we seek to offer investors an attractive monthly distribution. The Fund provides an alternative to investing exclusively in investment-grade fixed income instruments. It seeks to be less sensitive to interest rates, while providing equity exposure with convertibles. Like all six Calamos closed-end funds, it seeks to provide a steady distribution paid out on a monthly basis.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund increased 10.29% on a net asset value (NAV) basis and 15.24% on a market price basis for the six month period ended April 30, 2019, versus a gain of 9.29% for the ICE BofAML All U.S. Convertibles Index over the same period.

At the end of the reporting period, the Fund’s shares traded at a 1.22% premium to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be influenced by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price can be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and market value return.

Investment Team Discussion

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/19

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the reporting period.

Within the Fund, we employ a managed distribution policy with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.1670 per share, resulting in a current annualized distribution rate of 9.68% of market price as of April 30, 2019.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2019, the dividend yield of S&P 500 Index stocks averaged approximately 1.92%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.51% and 2.93%, respectively.

What factors influenced performance over the reporting period?

Improvements in the convertible bond markets contributed to the Fund’s strong performance over the period. The convertible bond market, as measured by the ICE BofAML All U.S. Convertibles Index, returned 9.29% during the period. Issuance was strong, which presented us with a broad selection of investment opportunities. Meanwhile, the secondary convertible market continues to offer an attractive array of balanced convertible structures, which the strategy emphasizes over the pure-equity or busted segments of the market. Price performance was enhanced by good valuations in the stock relative to the NAV earlier in the period, which served as an enticement to many investors.

Increased convertible issuance has expanded the opportunity set, while the secondary convertible market continues to offer an attractive array of balanced convertible structures, which the strategy emphasizes over the pure-equity or busted segments of the market.

In terms of economic sectors, our selection in consumer staples (avoidance of personal products) was helpful to performance relative to the ICE BofAML All U.S. Convertibles Index. Our selection in materials (steel) was also additive.

Our selection in consumer discretionary (internet & direct marketing retail) detracted from performance. In addition, our slight underweight and selection in information technology (semiconductors selection) was a hindrance.

ASSET ALLOCATION AS OF 4/30/19

Investment Team Discussion

8   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

How is the Fund positioned?

We continue to hold our highest allocation of rated securities in the BB credit tier as we believe this exposure will offer investors a better risk/reward dynamic while continuing to provide regular income. From an economic sector perspective, our heaviest weights are in the information technology, health care and financials sectors. We believe that these sectors should perform well given where we are in the economic cycle and based on current demographic trends. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from a rising equity market, and manage overall portfolio risk. As of period end, 79% of the portfolio was invested in convertible securities. We believe this representation will enable our shareholders to take advantage of opportunities in the general equity markets, in a risk-managed way.

The average credit quality of the portfolio is higher than that of the ICE BofAML All U.S. Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/return dynamics are favorable for our investors.

Despite outsized returns in the equity alternative portion of the market during the latter half of the period, we believe balanced convertibles offer the most attractive investment opportunity, given their combination of upside potential and downside protection. We have been using the recent market volatility to actively rebalance the portfolio with a combination of both cyclical and secular opportunities, primarily in technology, health care and select consumer sectors. We have facilitated our active rebalancing by trimming positions that had become much more equity sensitive during the market rise. We subsequently redeployed proceeds to purchase convertibles that we expect will provide stronger risk/reward characteristics.

Additionally, where the risk/reward is compelling, we are investing in global businesses with the ability to tap into the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio companies are performing well fundamentally, earning attractive cash flow margins and improving their credit profiles while utilizing reasonable debt levels to fund their operations.

Given interest rate levels, we believe this is an environment conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. Over the period, in spite of a cost increase in 2018 due to rising interest rates, our use of leverage enjoyed a favorable reinvestment dynamic. As of April 30, 2019, our amount of leveraged assets was approximately 33%.

Investment Team Discussion

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   9

What are your closing thoughts for Fund shareholders?

Given our outlook for moderate economic growth, we are favoring quality growth companies that are poised to participate in the spending power of the U.S. consumer. We are emphasizing investments in quality companies with solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector spurred on by U.S. consumers, communication service companies tied largely to U.S. consumption, and companies positioned to benefit from improving economic fundamentals. We are also optimistic about Financials as we believe those companies are favorably valued and positioned to grow revenues as the U.S. consumer will financing at low rates. We are cautious about companies in the consumer staples sector, as we believe they may be fully valued because investors seek those stocks for income rather than growth. We are selective regarding companies in the health care sector, favoring those that are more diversified, and less vulnerable to pricing, political and demographic trends. We believe our active, risk-managed investment approach positions us to take advantage of the volatility and opportunities in global equities and convertible securities. We emphasize risk-managed returns, especially as we expect increased volatility to continue in markets going forward into 2019.

We believe that investing in convertibles provides a means to participate in a portion of equity market upside and to procure a measured degree of downside protection. We are also encouraged by continued active issuance of convertibles, which we believe will provide broad investment opportunities throughout the space. Our dynamic allocation mandate allows us to deploy assets over different asset classes to benefit our shareholders. Accordingly, we believe that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time.

Schedule of Investments April 30, 2019 (Unaudited)

10 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (17.2%)
Airlines (0.0%)
124,656	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	$131,519

Communication Services (2.4%)
222,000	Altice Financing, SA*^ 7.500%, 05/15/26	225,032
538,000	Altice France, SA* 7.375%, 05/01/26	546,705
	Altice Luxembourg, SA*^
171,000	7.750%, 05/15/22	174,309
171,000	7.625%, 02/15/25	160,472
119,000	Arrow Bidco, LLC* 9.500%, 03/15/24	118,092
299,000	Belo Corp. 7.250%, 09/15/27	322,491
	Cincinnati Bell, Inc.*
307,000	8.000%, 10/15/25	283,594
107,000	7.000%, 07/15/24^	98,902
64,000	CommScope, Inc.*^ 8.250%, 03/01/27	69,380
179,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	170,083
	CSC Holdings, LLCµ*
836,000	5.500%, 04/15/27^	862,902
341,000	5.500%, 05/15/26	351,174
1,341,000	Embarq Corp.µ 7.995%, 06/01/36	1,324,237
119,000	Entercom Media Corp.* 6.500%, 05/01/27	121,521
	Frontier Communications Corp.
759,000	11.000%, 09/15/25	492,405
572,000	7.625%, 04/15/24	316,716
239,000	8.500%, 04/01/26*	225,771
119,000	8.000%, 04/01/27*^	123,396
	Gray Television, Inc.*^
166,000	5.875%, 07/15/26	171,234
119,000	7.000%, 05/15/27	128,821
	Hughes Satellite Systems Corp.^
209,000	6.625%, 08/01/26	211,787
68,000	5.250%, 08/01/26	68,462
	Inmarsat Finance, PLCµ*
341,000	4.875%, 05/15/22	344,840
235,000	6.500%, 10/01/24	247,668
	Intelsat Jackson Holdings, SA
418,000	9.750%, 07/15/25*	431,399
243,000	5.500%, 08/01/23	220,067
218,000	8.000%, 02/15/24*^	227,689
115,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	97,685
299,000	Nexstar Broadcasting, Inc.*^ 5.625%, 08/01/24	303,868

PRINCIPAL AMOUNT		VALUE
290,000	Qwest Corp.µ 6.875%, 09/15/33	$290,349
132,000	SBA Communications Corp. 4.000%, 10/01/22	133,154
	Sprint Corp.
981,000	7.875%, 09/15/23^	1,023,453
666,000	7.125%, 06/15/24	669,330
299,000	7.625%, 03/01/26^	299,487
299,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	302,243
179,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	165,989
457,000	United States Cellular Corp.µ 6.700%, 12/15/33	487,183
171,000	Wind Tre, S.p.A.* 5.000%, 01/20/26	157,899
	Windstream Services, LLC / Windstream Finance Corp.@
96,000	7.750%, 10/01/21	21,036
37,000	10.500%, 06/30/24*	25,894
119,000	Zayo Group, LLC / Zayo Capital, Inc.* 5.750%, 01/15/27	120,869
		12,137,588

Consumer Discretionary (2.7%)
179,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	186,354
299,000	Beverages & More, Inc.* 11.500%, 06/15/22	221,006
303,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	315,178
311,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	304,715
	CCO Holdings, LLC / CCO Holdings Capital Corp.^
619,000	5.125%, 05/01/27*	629,257
243,000	5.750%, 09/01/23	248,755
119,000	5.000%, 02/01/28*	118,954
491,000	Century Communities, Inc. 5.875%, 07/15/25	487,725
2,133,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	2,238,232
	DISH DBS Corp.^
269,000	7.750%, 07/01/26	241,154
166,000	5.875%, 11/15/24	143,609
538,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	556,924
853,000	ESH Hospitality, Inc.*^ 5.250%, 05/01/25	859,722
299,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	315,938

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
247,000	goeasy, Ltd.µ* 7.875%, 11/01/22	$259,738
435,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	424,071
294,000	International Game Technology, PLC*^ 6.250%, 01/15/27	308,953
	L Brands, Inc.^
651,000	6.875%, 11/01/35	581,385
138,000	5.250%, 02/01/28µ	123,337
277,000	Lennar Corp.µ 5.250%, 06/01/26	288,951
320,000	Liberty Interactive, LLC 8.250%, 02/01/30	331,494
299,000	M/I Homes, Inc.^ 5.625%, 08/01/25	294,817
	Mattel, Inc.
273,000	6.750%, 12/31/25*^	273,794
9,000	2.350%, 08/15/21	8,667
277,000	Mclaren Finance, PLC* 5.750%, 08/01/22	272,679
341,000	Meritage Homes Corp.µ 6.000%, 06/01/25	363,023
	Penske Automotive Group, Inc.
286,000	5.500%, 05/15/26^	287,702
132,000	5.375%, 12/01/24	134,102
	PetSmart, Inc.*^
260,000	5.875%, 06/01/25	235,954
55,000	8.875%, 06/01/25	48,960
	Rite Aid Corp.
614,000	7.700%, 02/15/27	381,662
179,000	6.125%, 04/01/23*^	152,433
235,000	Salem Media Group, Inc.* 6.750%, 06/01/24	211,588
286,000	Sally Holdings, LLC / Sally Capital, Inc.µ 5.625%, 12/01/25	285,468
299,000	Sotheby’s*^ 4.875%, 12/15/25	293,564
239,000	Staples, Inc.* 7.500%, 04/15/26	239,359
230,000	Taylor Morrison Communities Corp. 6.625%, 05/15/22	237,873
110,329	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	115,949
235,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	234,233
		13,257,279

Consumer Staples (1.1%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC^
299,000	5.750%, 03/15/25	297,626
179,000	7.500%, 03/15/26*	190,448

PRINCIPAL AMOUNT		VALUE
119,000	Dean Foods Company* 6.500%, 03/15/23	$62,736
183,000	Energizer Holdings, Inc.*^ 6.375%, 07/15/26	189,349
277,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	212,804
	JBS USA LUX, SA / JBS USA Finance, Inc.*
1,869,000	7.250%, 06/01/21	1,876,878
410,000	6.750%, 02/15/28	433,614
60,000	5.875%, 07/15/24	61,642
469,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ* 6.500%, 04/15/29	495,965
	New Albertson’s, Inc.
243,000	7.450%, 08/01/29^	227,887
201,000	7.750%, 06/15/26	191,666
145,000	8.000%, 05/01/31	137,502
	Pilgrim’s Pride Corp.*
341,000	5.875%, 09/30/27^	353,063
119,000	5.750%, 03/15/25	121,931
	Post Holdings, Inc.*
277,000	5.750%, 03/01/27	284,746
60,000	5.625%, 01/15/28^	60,786
	Simmons Foods, Inc.*
243,000	7.750%, 01/15/24	259,853
141,000	5.750%, 11/01/24^	129,752
		5,588,248

Energy (2.5%)
179,000	Apergy Corp. 6.375%, 05/01/26	185,379
90,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	88,650
307,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp. 6.875%, 02/01/25	308,931
179,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	170,138
290,000	Buckeye Partners, LPµ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	268,112
482,000	Calfrac Holdings, LP* 8.500%, 06/15/26	405,851
252,000	California Resources Corp.*^ 8.000%, 12/15/22	192,783
	Carrizo Oil & Gas, Inc.
243,000	8.250%, 07/15/25	247,655
146,000	6.250%, 04/15/23^	142,266
299,000	Chaparral Energy, Inc.*^ 8.750%, 07/15/23	221,595
239,000	Cheniere Energy Partners, LP*^ 5.625%, 10/01/26	247,208

Schedule of Investments April 30, 2019 (Unaudited)

12 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Chesapeake Energy Corp.^
303,000	8.000%, 01/15/25	$307,036
235,000	7.000%, 10/01/24	232,894
111,000	Comstock Resources, Inc.*^ 9.750%, 08/15/26	101,656
354,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	330,480
115,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	113,726
	Denbury Resources, Inc.
256,000	5.500%, 05/01/22	198,812
239,000	7.500%, 02/15/24*^	221,439
192,000	9.250%, 03/31/22*	195,355
119,000	Diamond Offshore Drilling, Inc. 7.875%, 08/15/25	115,899
	Energy Transfer Operating, LPµ
640,000	5.597%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	531,165
542,000	5.500%, 06/01/27	588,869
	Enterprise Products Operating, LLCµ‡
401,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	383,691
115,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	107,048
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
209,000	9.375%, 05/01/24	76,016
183,000	7.750%, 05/15/26^	163,187
	Genesis Energy, LP / Genesis Energy Finance Corp.
299,000	6.500%, 10/01/25	300,822
299,000	6.250%, 05/15/26^	296,442
435,000	Gulfport Energy Corp.^ 6.375%, 05/15/25	383,526
235,000	Halcon Resources Corp. 6.750%, 02/15/25	151,646
393,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	392,128
299,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	305,319
418,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	380,025
	Moss Creek Resources Holdings, Inc.*
124,000	10.500%, 05/15/27	126,870
111,000	7.500%, 01/15/26^	101,927
179,000	Nine Energy Service, Inc.*^ 8.750%, 11/01/23	185,259

PRINCIPAL AMOUNT		VALUE
30,174	Northern Oil and Gas, Inc. 9.500%, 05/15/23 9.500% PIK rate	$31,850
209,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	204,446
286,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	279,258
188,000	PDC Energy, Inc. 5.750%, 05/15/26	188,436
230,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	221,316
124,000	QEP Resources, Inc.^ 5.625%, 03/01/26	116,433
384,000	SESI, LLC^ 7.750%, 09/15/24	283,745
128,000	SM Energy Company^ 6.750%, 09/15/26	123,126
171,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.µ*^ 6.500%, 07/15/27	183,520
60,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	58,004
56,150	Transocean Pontus, Ltd.* 6.125%, 08/01/25	57,900
286,000	Transocean, Inc.*^ 7.500%, 01/15/26	283,179
299,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*^ 8.750%, 04/15/23	233,811
469,000	W&T Offshore, Inc.*^ 9.750%, 11/01/23	477,890
627,000	Weatherford International, Ltd. 8.250%, 06/15/23	443,135
286,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	285,337
		12,241,191

Financials (2.4%)
580,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	526,074
772,000	Ally Financial, Inc. 8.000%, 11/01/31	991,074
299,000	Amwins Group, Inc.* 7.750%, 07/01/26	300,987
	Ardonagh Midco 3, PLC*
529,000	8.625%, 07/15/23^	439,141
171,000	8.625%, 07/15/23	142,136
491,000	AssuredPartners, Inc.*^ 7.000%, 08/15/25	464,813

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
162,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	$167,621
294,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	298,439
111,000	Charles Schwab Corp.µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	108,125
299,000	Credit Acceptance Corp.*^ 6.625%, 03/15/26	314,732
303,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	304,891
299,000	HUB International, Ltd.* 7.000%, 05/01/26	301,778
448,000	ILFC E-Capital Trust II*‡ 4.850%, 12/21/65 3 mo. USD LIBOR + 1.80%	347,068
533,000	Iron Mountain, Inc.µ* 5.250%, 03/15/28	526,353
981,000	Jefferies Finance, LLC* 7.250%, 08/15/24	969,817
277,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ* 5.250%, 10/01/25	276,382
230,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	234,616
299,000	Lions Gate Capital Holdings, LLC*^ 6.375%, 02/01/24	313,288
303,000	LPL Holdings, Inc.* 5.750%, 09/15/25	309,213
499,000	MetLife, Inc.^ 6.400%, 12/15/66	552,316
610,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	611,342
533,000	Navient Corp.^ 6.750%, 06/25/25	546,168
247,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	248,865
427,000	Oil Insurance, Ltd.*‡ 5.574%, 06/30/19 3 mo. USD LIBOR + 2.98%	415,608
179,000	Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 4.875%, 06/01/23	170,938
320,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	324,211
	Springleaf Finance Corp.^
397,000	6.875%, 03/15/25	426,380
286,000	7.125%, 03/15/26	307,440

PRINCIPAL AMOUNT		VALUE
294,000	Starwood Property Trust, Inc.µ 4.750%, 03/15/25	$295,280
154,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	154,679
585,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	572,338
		11,962,113

Health Care (2.1%)
541,000	Acadia Healthcare Company, Inc.^ 6.500%, 03/01/24	559,329
	Bausch Health Americas, Inc.*^
657,000	8.500%, 01/31/27	717,565
282,000	9.250%, 04/01/26	314,244
	Bausch Health Cos., Inc.*
580,000	9.000%, 12/15/25	642,776
60,000	5.750%, 08/15/27^	62,689
	CHS/Community Health Systems, Inc.
1,033,000	8.125%, 06/30/24*^	772,390
188,000	6.250%, 03/31/23^	183,286
119,000	8.000%, 03/15/26*	115,927
82,000	6.875%, 02/01/22	53,858
657,000	DaVita, Inc.^ 5.125%, 07/15/24	658,334
	HCA, Inc.
1,801,000	5.375%, 02/01/25^	1,897,624
256,000	7.500%, 11/06/33	295,905
290,000	Horizon Pharma USA, Inc.* 8.750%, 11/01/24	314,266
567,000	Magellan Health, Inc.µ 4.900%, 09/22/24	553,304
397,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	312,149
179,000	Par Pharmaceutical, Inc.*^ 7.500%, 04/01/27	186,053
124,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	105,693
	Tenet Healthcare Corp.
333,000	4.625%, 07/15/24^	334,302
299,000	6.250%, 02/01/27*	312,009
119,000	6.875%, 11/15/31	109,908
375,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	352,616
	Teva Pharmaceutical Finance Netherlands III, BV^
1,323,000	6.000%, 04/15/24µ	1,350,479
192,000	2.800%, 07/21/23	174,678
358,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	347,629
		10,727,013

Schedule of Investments April 30, 2019 (Unaudited)

14 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Industrials (2.0%)
341,000	ACCO Brands Corp.*^ 5.250%, 12/15/24	$339,539
	Allison Transmission, Inc.*
363,000	4.750%, 10/01/27µ	356,537
60,000	5.875%, 06/01/29^	61,812
278,000	Arconic, Inc.^ 5.125%, 10/01/24	287,234
349,290	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	345,191
117,000	Avolon Holdings Funding, Ltd.µ* 5.250%, 05/15/24	122,455
299,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	288,088
448,000	Bombardier, Inc.*^ 7.500%, 03/15/25	450,896
401,000	Covanta Holding Corp. 5.875%, 03/01/24	413,533
316,000	Delphi Technologies, PLC*^ 5.000%, 10/01/25	290,404
486,000	Fly Leasing, Ltd. 5.250%, 10/15/24	473,699
	Golden Nugget, Inc.*
316,000	6.750%, 10/15/24	323,600
243,000	8.750%, 10/01/25^	254,306
299,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	316,196
431,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	440,236
	Hertz Corp.
179,000	7.375%, 01/15/21	179,224
60,000	7.625%, 06/01/22*	62,057
297,000	Icahn Enterprises, LPµ 6.750%, 02/01/24	312,177
171,000	James Hardie International Finance, Ltd.µ* 4.750%, 01/15/25	171,504
299,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	286,514
162,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	157,993
461,000	Meritor, Inc.^ 6.250%, 02/15/24	475,487
410,000	Navistar International Corp.* 6.625%, 11/01/25	419,506
	Park Aerospace Holdings, Ltd.*
183,000	4.500%, 03/15/23µ	185,385
111,000	5.500%, 02/15/24	117,033
542,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	543,973

PRINCIPAL AMOUNT		VALUE
	Scientific Games International, Inc.*^
282,000	5.000%, 10/15/25	$281,000
119,000	8.250%, 03/15/26	123,330
60,000	Summit Materials, LLC / Summit Materials Finance Corp.*^ 6.500%, 03/15/27	62,123
179,000	Tennant Company 5.625%, 05/01/25	184,383
55,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	50,623
171,000	TransDigm UK Holdings, PLC* 6.875%, 05/15/26	172,080
	TransDigm, Inc.*
303,000	6.250%, 03/15/26	315,870
299,000	7.500%, 03/15/27	308,771
	United Rentals North America, Inc.^
235,000	4.875%, 01/15/28	233,790
226,000	5.875%, 09/15/26	236,462
119,000	6.500%, 12/15/26	127,533
149,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	148,923
299,000	XPO Logistics, Inc.µ*^ 6.750%, 08/15/24	309,786
		10,229,253

Information Technology (0.5%)
448,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	458,759
269,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	273,966
542,000	Dell International, LLC / EMC Corp.µ* 6.020%, 06/15/26	588,281
363,000	Entercom Media Corp.*^ 7.250%, 11/01/24	376,195
294,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	260,625
320,000	VFH Parent, LLC*^ 6.750%, 06/15/22	331,203
		2,289,029

Materials (0.9%)
483,000	AK Steel Corp.^ 6.375%, 10/15/25	408,710
256,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	276,367
951,000	ArcelorMittal, SAµ^ 7.000%, 10/15/39	1,094,948
448,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	452,881
119,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	120,545

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
235,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	$232,575
218,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	220,834
183,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	187,571
119,000	Kinross Gold Corp.µ 4.500%, 07/15/27	115,200
60,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	61,644
277,000	New Gold, Inc.*^ 6.375%, 05/15/25	222,932
785,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	810,917
	United States Steel Corp.^
435,000	6.875%, 08/15/25	410,588
119,000	6.250%, 03/15/26	106,978
		4,722,690

Real Estate (0.2%)
311,000	CBL & Associates, LP^ 5.250%, 12/01/23	226,148
299,000	Forestar Group, Inc.* 8.000%, 04/15/24	307,762
486,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	487,898
		1,021,808

Utilities (0.4%)
128,000	NGPL PipeCo, LLCµ*^ 4.875%, 08/15/27	132,281
	NRG Energy, Inc.^
329,000	5.750%, 01/15/28	348,659
81,000	6.625%, 01/15/27	86,680
563,000	PPL Capital Funding, Inc.µ^‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	526,016
115,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	120,678
299,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	295,547
252,000	Vistra Energy Corp.* 8.125%, 01/30/26	275,184
		1,785,045
	Total Corporate Bonds (Cost $87,982,338)	86,092,776

PRINCIPAL AMOUNT		VALUE
Convertible Bonds (96.7%)
Communication Services (5.5%)
8,298,000	GCI Liberty, Inc.* 1.750%, 09/30/46	$9,378,483
	Liberty Media Corp.
5,825,000	1.375%, 10/15/23^	6,800,600
3,400,000	2.250%, 09/30/46	1,760,690
1,700,000	2.250%, 12/01/48*	1,920,073
3,500,000	Liberty Media Corp. / Liberty Formula One^ 1.000%, 01/30/23	4,200,700
3,450,000	Twitter, Inc.*^ 0.250%, 06/15/24	3,480,567
		27,541,113

Consumer Discretionary (9.9%)
7,000,000	Booking Holdings, Inc.~ 0.350%, 06/15/20	10,008,845
3,000,000	Caesars Entertainment Corp. 5.000%, 10/01/24	4,445,670
2,094,000	Chegg, Inc.*^ 0.125%, 03/15/25	2,006,220
	DISH Network Corp.
6,300,000	2.375%, 03/15/24^	5,479,897
5,500,000	3.375%, 08/15/26	5,049,412
3,350,000	Guess, Inc.*^ 2.000%, 04/15/24	3,503,380
	Liberty Interactive, LLC
631,893	4.000%, 11/15/29	443,185
475,000	3.750%, 02/15/30	331,928
5,000,000	NIO, Inc.* 4.500%, 02/01/24	3,843,750
3,450,000	RH* 0.000%, 06/15/23	3,014,541
11,500,000	Tesla, Inc. 1.250%, 03/01/21	11,310,422
		49,437,250

Energy (5.4%)
2,634,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	2,998,664
6,750,000	Nabors Industries, Inc. 0.750%, 01/15/24	4,921,999
4,631,000	Oil States International, Inc.^ 1.500%, 02/15/23	4,175,634
4,850,000	PDC Energy, Inc. 1.125%, 09/15/21	4,608,931
4,700,000	SM Energy Company 1.500%, 07/01/21	4,373,115
9,600,000	SunEdison, Inc.*@ 0.250%, 01/15/20	296,112
2,800,000	TOTAL, SA^ 0.500%, 12/02/22	2,982,924

Schedule of Investments April 30, 2019 (Unaudited)

16 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,625,000	Transocean, Inc.^ 0.500%, 01/30/23	$2,819,683
		27,177,062

Financials (6.7%)
1,500,000	Blackstone Mortgage Trust, Inc. 4.375%, 05/05/22	1,530,855
2,000,000	Colony Capital, Inc. 3.875%, 01/15/21	1,917,140
4,825,000	Hope Bancorp, Inc.* 2.000%, 05/15/38	4,370,485
2,982,000	IAC FinanceCo, Inc.* 0.875%, 10/01/22	4,630,077
6,000,000	JPMorgan Chase Bank, N.A. 0.000%, 12/30/20	7,048,740
6,250,000	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)*^§ 0.250%, 05/01/23	6,306,125
2,900,000	MGIC Investment Corp.* 9.000%, 04/01/63	3,821,301
350,000	Prospect Capital Corp. 4.950%, 07/15/22	346,656
3,400,000	Starwood Property Trust, Inc. 4.375%, 04/01/23	3,406,188
		33,377,567

Health Care (18.2%)
8,150,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	9,159,622
5,900,000	CONMED Corp.*^ 2.625%, 02/01/24	6,490,914
6,800,000	DexCom, Inc.*^ 0.750%, 12/01/23	7,097,466
3,500,000	Evolent Health, Inc.* 1.500%, 10/15/25	2,868,250
6,000,000	Exact Sciences Corp.^ 0.375%, 03/15/27	6,737,340
2,400,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	2,029,764
4,500,000	Illumina, Inc.^ 0.500%, 06/15/21	6,161,625
	Innoviva, Inc.
3,250,000	2.125%, 01/15/23	3,344,315
477,000	2.500%, 08/15/25	512,112
1,500,000	Insmed, Inc. 1.750%, 01/15/25	1,562,273
6,000,000	Insulet Corp.* 1.375%, 11/15/24	6,823,410
2,500,000	Ionis Pharmaceuticals, Inc.^ 1.000%, 11/15/21	3,214,788
4,500,000	Jazz Investments I, Ltd. 1.875%, 08/15/21	4,479,322

PRINCIPAL AMOUNT		VALUE
1,500,000	Medicines Company^ 2.750%, 07/15/23	$1,371,135
2,395,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	2,900,968
4,550,000	NuVasive, Inc. 2.250%, 03/15/21	5,212,639
3,250,000	Pacira BioSciences, Inc. 2.375%, 04/01/22	3,256,289
1,500,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	2,638,740
2,873,000	Supernus Pharmaceuticals, Inc.^ 0.625%, 04/01/23	2,902,764
3,400,000	Tabula Rasa HealthCare, Inc.*^ 1.750%, 02/15/26	3,546,727
3,500,000	Teladoc Health, Inc.*^ 1.375%, 05/15/25	4,690,350
3,500,000	Wright Medical Group, Inc.*^ 1.625%, 06/15/23	3,810,047
		90,810,860

Industrials (3.6%)
3,500,000	Air Transport Services Group, Inc.^ 1.125%, 10/15/24	3,506,037
3,300,000	Atlas Air Worldwide Holdings, Inc.^ 2.250%, 06/01/22	3,417,002
2,625,000	FTI Consulting, Inc.*^ 2.000%, 08/15/23	2,821,193
5,250,000	Greenbrier Companies, Inc.^ 2.875%, 02/01/24	5,272,785
2,750,000	Meritor, Inc.^ 3.250%, 10/15/37	2,825,061
		17,842,078

Information Technology (45.0%)
5,650,000	8x8, Inc.µ* 0.500%, 02/01/24	6,365,685
2,000,000	Advanced Micro Devices, Inc.µ 2.125%, 09/01/26	7,065,470
6,265,000	Akamai Technologies, Inc.*^ 0.125%, 05/01/25	6,630,563
6,900,000	DocuSign, Inc.*^ 0.500%, 09/15/23	7,420,156
	Envestnet, Inc.
3,450,000	1.750%, 06/01/23*	4,158,268
3,000,000	1.750%, 12/15/19	3,529,830
2,827,000	Euronet Worldwide, Inc.*^ 0.750%, 03/15/49	3,168,021
3,500,000	FireEye, Inc.*^ 0.875%, 06/01/24	3,526,373
6,250,000	Guidewire Software, Inc.^ 1.250%, 03/15/25	7,148,625
5,550,000	II-VI, Inc. 0.250%, 09/01/22	6,071,700

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
7,175,000	Inphi Corp. 0.750%, 09/01/21	$7,619,384
4,500,000	Intel Corp.^~ 3.250%, 08/01/39	11,253,037
3,250,000	LivePerson, Inc.* 0.750%, 03/01/24	3,365,034
4,000,000	Lumentum Holdings, Inc.^ 0.250%, 03/15/24	4,989,140
12,000,000	Microchip Technology, Inc. 1.625%, 02/15/27	15,564,300
7,194,000	New Relic, Inc.*^ 0.500%, 05/01/23	8,388,995
5,750,000	NXP Semiconductors, NV 1.000%, 12/01/19	6,359,212
	ON Semiconductor Corp.
6,010,000	1.000%, 12/01/20~	8,058,869
3,500,000	1.625%, 10/15/23	4,606,420
3,500,000	OSI Systems, Inc. 1.250%, 09/01/22	3,631,355
14,250,000	Palo Alto Networks, Inc.*^ 0.750%, 07/01/23	16,155,367
1,530,000	Pluralsight, Inc.* 0.375%, 03/01/24	1,749,211
3,500,000	Pure Storage, Inc.^ 0.125%, 04/15/23	3,875,795
1,683,000	Q2 Holdings, Inc. 0.750%, 02/15/23	2,362,747
1,992,000	Rapid7, Inc.* 1.250%, 08/01/23	2,884,844
594,000	RealPage, Inc.^ 1.500%, 11/15/22	971,033
2,600,000	Silicon Laboratories, Inc.^ 1.375%, 03/01/22	3,312,023
13,725,000	Splunk, Inc.* 0.500%, 09/15/23	15,615,619
8,150,000	Square, Inc.*^ 0.500%, 05/15/23	9,698,052
2,500,000	Twilio, Inc.*^ 0.250%, 06/01/23	5,043,825
	Viavi Solutions, Inc.
2,917,000	1.000%, 03/01/24^	3,414,349
574,000	1.750%, 06/01/23*	664,061
7,000,000	Wix.com, Ltd.*^ 0.000%, 07/01/23	8,224,580
8,500,000	Workday, Inc.^ 0.250%, 10/01/22	12,620,672
6,250,000	Zendesk, Inc. 0.250%, 03/15/23	9,443,750
		224,956,365

PRINCIPAL AMOUNT		VALUE

Real Estate (1.6%)
2,750,000	Extra Space Storage, LP* 3.125%, 10/01/35	$3,217,761
4,200,000	IH Merger Sub, LLC 3.500%, 01/15/22	4,878,195
		8,095,956

Utilities (0.8%)
3,500,000	NRG Energy, Inc.* 2.750%, 06/01/48	3,936,327
	Total Convertible Bonds (Cost $488,687,644)	483,174,578

Bank Loans (2.4%)
Communication Services (0.6%)
248,741	Charter Communications Operating, LLC‡ 4.490%, 04/30/25 1 mo. LIBOR + 2.00%	249,635
225,000	CommScope, Inc.‡ 5.733%, 04/06/26 1 mo. LIBOR + 3.25%	227,285
150,000	CSC Holdings, LLC‡ 5.473%, 04/15/27 1 mo. LIBOR + 3.00%	150,730
635,575	Cumulus Media New Holdings, Inc.‡ 6.990%, 05/15/22 1 mo. LIBOR + 4.50%	631,364
340,000	Intelsat Jackson Holdings, SA 6.625%, 01/02/24	343,684
200,000	6.979%, 01/02/24‡ 1 mo. LIBOR + 4.50%	201,965
497,833	New Media Holdings II, LLC‡ 8.733%, 07/14/22 1 mo. LIBOR + 6.25%	498,040
608,475	Sprint Communications, Inc.‡ 5.500%, 02/02/24 1 mo. LIBOR + 3.00%	600,617
290,000	Windstream Services, LLC‡ 9.750%, 02/17/24 3 mo. PRIME + 4.25%	294,930
		3,198,250

Consumer Discretionary (0.3%)
138,950	American Greetings Corp.‡ 6.983%, 04/06/24 1 mo. LIBOR + 4.50%	139,558
233,178	PetSmart, Inc.‡ 6.730%, 03/11/22 1 mo. LIBOR + 4.25%	225,438
498,750	R.R. Donnelley & Sons Company‡ 7.483%, 01/15/24 1 mo. LIBOR + 5.00%	500,722

Schedule of Investments April 30, 2019 (Unaudited)

18 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
656,250	Weight Watchers International, Inc.‡ 7.350%, 11/29/24 3 mo. LIBOR + 4.75%	$632,871
		1,498,589

Consumer Staples (0.0%)
177,934	JBS USA LUX, SA! 10/30/22	178,259

Energy (0.2%)
200,000	Epic Crude Services, LP‡ 7.490%, 02/20/26 1 mo. LIBOR + 5.00%	199,667
287,100	McDermott Technology Americas, Inc.‡ 7.483%, 05/10/25 1 mo. LIBOR + 5.00%	284,737
246,875	Par Pacific Holdings, Inc.‡ 9.340%, 12/17/25 3 mo. LIBOR + 6.75%	249,961
		734,365

Financials (0.2%)
69,252	AssuredPartners, Inc.‡ 5.733%, 10/22/24 1 mo. LIBOR + 3.25%	69,035
346,500	Genworth Holdings, Inc.‡ 6.987%, 03/07/23 1 mo. LIBOR + 4.50%	350,182
213,182	GLP Financing, LLC‡ 3.977%, 04/28/21 1 mo. LIBOR + 1.50%	211,983
277,900	HUB International, Ltd.‡ 5.336%, 04/25/25 3 mo. LIBOR + 2.75%	275,468
		906,668

Health Care (0.7%)
694,588	Amneal Pharmaceuticals, LLC‡ 6.000%, 05/04/25 1 mo. LIBOR + 3.50%	697,974
647,500	Bausch Health Americas, Inc.‡ 5.474%, 06/02/25 1 mo. LIBOR + 3.00%	651,178
237,500	Bausch Health Cos., Inc.‡ 5.224%, 11/27/25 1 mo. LIBOR + 2.75%	237,999
515,000	Gentiva Health Services, Inc.‡ 9.500%, 07/02/26 1 mo. LIBOR + 7.00%	530,128
175,048	6.250%, 07/02/25 1 mo. LIBOR + 3.75%	175,815
305,524	Mallinckrodt International Finance, SA‡ 5.351%, 09/24/24 3 mo. LIBOR + 2.75%	276,062

PRINCIPAL AMOUNT		VALUE
343,000	Ortho Clinical Diagnostics, SA‡ 5.733%, 06/30/25 1 mo. LIBOR + 3.25%	$336,998
557,884	Team Health Holdings, Inc.‡ 5.233%, 02/06/24 1 mo. LIBOR + 2.75%	525,108
		3,431,262

Industrials (0.1%)
350,000	Dun & Bradstreet Corporation (The)‡ 7.479%, 02/01/26 1 mo. LIBOR + 5.00%	353,064
249,375	RegionalCare Hospital Partners Holdings, Inc.‡ 6.987%, 11/16/25 1 mo. LIBOR + 4.50%	250,934
		603,998

Information Technology (0.3%)
329,175	BMC Software Finance, Inc.‡ 6.851%, 10/02/25 3 mo. LIBOR + 4.25%	327,735
248,737	Dell International LLC‡ 4.490%, 09/07/23 1 mo. LIBOR + 2.00%	249,158
650,000	First Data Corp.‡ 4.481%, 04/26/24 1 mo. LIBOR + 2.00%	650,611
		1,227,504
	Total Bank Loans (Cost $11,721,529)	11,778,895

SYNTHETIC CONVERTIBLE SECURITIES (3.5%) ¤
Corporate Bonds (3.0%)
Airlines (0.0%)
21,000	UAL Pass Through Trust Series 2007-1µ 6.636%, 01/02/24	22,156

Communication Services (0.4%)
38,000	Altice Financing, SA*^ 7.500%, 05/15/26	38,519
92,000	Altice France, SA* 7.375%, 05/01/26	93,489
	Altice Luxembourg, SA*^
29,000	7.750%, 05/15/22	29,561
29,000	7.625%, 02/15/25	27,214
21,000	Arrow Bidco, LLC* 9.500%, 03/15/24	20,840
51,000	Belo Corp. 7.250%, 09/15/27	55,007
	Cincinnati Bell, Inc.*
53,000	8.000%, 10/15/25	48,959
18,000	7.000%, 07/15/24^	16,638

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
11,000	CommScope, Inc.*^ 8.250%, 03/01/27	$11,925
31,000	Consolidated Communications, Inc.^ 6.500%, 10/01/22	29,456
	CSC Holdings, LLCµ*
144,000	5.500%, 04/15/27^	148,634
59,000	5.500%, 05/15/26	60,760
231,000	Embarq Corp.µ 7.995%, 06/01/36	228,113
21,000	Entercom Media Corp.* 6.500%, 05/01/27	21,445
	Frontier Communications Corp.
131,000	11.000%, 09/15/25	84,987
98,000	7.625%, 04/15/24	54,263
41,000	8.500%, 04/01/26*	38,731
21,000	8.000%, 04/01/27*^	21,776
	Gray Television, Inc.*^
29,000	5.875%, 07/15/26	29,914
21,000	7.000%, 05/15/27	22,733
	Hughes Satellite Systems Corp.^
36,000	6.625%, 08/01/26	36,480
12,000	5.250%, 08/01/26	12,081
	Inmarsat Finance, PLCµ*
59,000	4.875%, 05/15/22	59,664
40,000	6.500%, 10/01/24	42,156
	Intelsat Jackson Holdings, SA
72,000	9.750%, 07/15/25*	74,308
42,000	5.500%, 08/01/23	38,036
37,000	8.000%, 02/15/24*^	38,644
20,000	MDC Partners, Inc.*^ 6.500%, 05/01/24	16,989
51,000	Nexstar Broadcasting, Inc.*^ 5.625%, 08/01/24	51,830
50,000	Qwest Corp.µ 6.875%, 09/15/33	50,060
23,000	SBA Communications Corp. 4.000%, 10/01/22	23,201
	Sprint Corp.
169,000	7.875%, 09/15/23^	176,313
114,000	7.125%, 06/15/24	114,570
51,000	7.625%, 03/01/26^	51,083
51,000	T-Mobile USA, Inc.^ 4.750%, 02/01/28	51,553
31,000	Telecom Italia Capital, SAµ 6.000%, 09/30/34	28,747
78,000	United States Cellular Corp.µ 6.700%, 12/15/33	83,152
29,000	Wind Tre, S.p.A.* 5.000%, 01/20/26	26,778
	Windstream Services, LLC / Windstream Finance Corp.@
16,000	7.750%, 10/01/21	3,506
6,000	10.500%, 06/30/24*	4,199

PRINCIPAL AMOUNT		VALUE
21,000	Zayo Group, LLC / Zayo Capital, Inc.* 5.750%, 01/15/27	$21,330
		2,087,644

Consumer Discretionary (0.5%)
31,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 9.875%, 04/01/27	32,274
51,000	Beverages & More, Inc.* 11.500%, 06/15/22	37,697
52,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	54,090
54,000	Caesars Resort Collection, LLC / CRC Finco, Inc.* 5.250%, 10/15/25	52,909
	CCO Holdings, LLC / CCO Holdings Capital Corp.^
106,000	5.125%, 05/01/27*	107,756
42,000	5.750%, 09/01/23	42,995
21,000	5.000%, 02/01/28*	20,992
84,000	Century Communities, Inc. 5.875%, 07/15/25	83,440
367,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	385,106
	DISH DBS Corp.^
46,000	7.750%, 07/01/26	41,238
29,000	5.875%, 11/15/24	25,088
92,000	Eldorado Resorts, Inc. 6.000%, 04/01/25	95,236
147,000	ESH Hospitality, Inc.*^ 5.250%, 05/01/25	148,158
51,000	GLP Capital, LP / GLP Financing II, Inc.µ 5.250%, 06/01/25	53,889
43,000	goeasy, Ltd.µ* 7.875%, 11/01/22	45,217
75,000	Guitar Center Escrow Issuer, Inc.* 9.500%, 10/15/21	73,116
51,000	International Game Technology, PLC*^ 6.250%, 01/15/27	53,594
	L Brands, Inc.^
112,000	6.875%, 11/01/35	100,023
24,000	5.250%, 02/01/28µ	21,450
48,000	Lennar Corp.µ 5.250%, 06/01/26	50,071
55,000	Liberty Interactive, LLC 8.250%, 02/01/30	56,976
51,000	M/I Homes, Inc.^ 5.625%, 08/01/25	50,286
	Mattel, Inc.
47,000	6.750%, 12/31/25*^	47,137
1,000	2.350%, 08/15/21	963
48,000	Mclaren Finance, PLC* 5.750%, 08/01/22	47,251

Schedule of Investments April 30, 2019 (Unaudited)

20 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
59,000	Meritage Homes Corp.µ 6.000%, 06/01/25	$62,811
	Penske Automotive Group, Inc.
49,000	5.500%, 05/15/26^	49,292
23,000	5.375%, 12/01/24	23,366
	PetSmart, Inc.*^
45,000	5.875%, 06/01/25	40,838
10,000	8.875%, 06/01/25	8,902
	Rite Aid Corp.
106,000	7.700%, 02/15/27	65,890
31,000	6.125%, 04/01/23*^	26,399
40,000	Salem Media Group, Inc.* 6.750%, 06/01/24	36,015
49,000	Sally Holdings, LLC / Sally Capital, Inc.µ 5.625%, 12/01/25	48,909
51,000	Sotheby’s*^ 4.875%, 12/15/25	50,073
41,000	Staples, Inc.* 7.500%, 04/15/26	41,061
40,000	Taylor Morrison Communities Corp. 6.625%, 05/15/22	41,369
19,000	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	19,968
40,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	39,869
		2,281,714

Consumer Staples (0.2%)
	Albertsons Companies, LLC / Safeway, Inc. / New Albertsons, LP / Albertson’s, LLC^
51,000	5.750%, 03/15/25	50,766
31,000	7.500%, 03/15/26*	32,983
21,000	Dean Foods Company* 6.500%, 03/15/23	11,071
32,000	Energizer Holdings, Inc.*^ 6.375%, 07/15/26	33,110
48,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	36,876
	JBS USA LUX, SA / JBS USA Finance, Inc.*
321,000	7.250%, 06/01/21	322,353
70,000	6.750%, 02/15/28	74,032
10,000	5.875%, 07/15/24	10,274
81,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ* 6.500%, 04/15/29	85,657
	New Albertson’s, Inc.
42,000	7.450%, 08/01/29^	39,388
34,000	7.750%, 06/15/26	32,421
25,000	8.000%, 05/01/31	23,707

PRINCIPAL AMOUNT		VALUE
	Pilgrim’s Pride Corp.*
59,000	5.875%, 09/30/27^	$61,087
21,000	5.750%, 03/15/25	21,517
	Post Holdings, Inc.*
48,000	5.750%, 03/01/27	49,342
10,000	5.625%, 01/15/28^	10,131
	Simmons Foods, Inc.*
42,000	7.750%, 01/15/24	44,913
24,000	5.750%, 11/01/24^	22,085
		961,713

Energy (0.4%)
31,000	Apergy Corp. 6.375%, 05/01/26	32,105
15,000	Berry Petroleum Company, LLC* 7.000%, 02/15/26	14,775
53,000	Brazos Valley Longhorn, LLC / Brazos Valley Longhorn Finance Corp. 6.875%, 02/01/25	53,333
31,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	29,465
50,000	Buckeye Partners, LPµ‡ 6.375%, 01/22/78 3 mo. USD LIBOR + 4.02%	46,226
83,000	Calfrac Holdings, LP* 8.500%, 06/15/26	69,887
43,000	California Resources Corp.*^ 8.000%, 12/15/22	32,895
	Carrizo Oil & Gas, Inc.
42,000	8.250%, 07/15/25	42,804
25,000	6.250%, 04/15/23^	24,361
51,000	Chaparral Energy, Inc.*^ 8.750%, 07/15/23	37,797
41,000	Cheniere Energy Partners, LP*^ 5.625%, 10/01/26	42,408
	Chesapeake Energy Corp.^
52,000	8.000%, 01/15/25	52,693
40,000	7.000%, 10/01/24	39,642
19,000	Comstock Resources, Inc.*^ 9.750%, 08/15/26	17,401
61,000	DCP Midstream Operating, LP*^‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	56,947
20,000	DCP Midstream, LP‡ 7.375%, 12/15/22 3 mo. USD LIBOR + 5.15%	19,778
	Denbury Resources, Inc.
44,000	5.500%, 05/01/22	34,171
41,000	7.500%, 02/15/24*^	37,987
33,000	9.250%, 03/31/22*	33,577
21,000	Diamond Offshore Drilling, Inc. 7.875%, 08/15/25	20,453

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
	Energy Transfer Operating, LPµ
110,000	5.597%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	$91,294
93,000	5.500%, 06/01/27	101,042
	Enterprise Products Operating, LLCµ‡
69,000	4.875%, 08/16/77 3 mo. USD LIBOR + 2.99%	66,022
20,000	5.375%, 02/15/78 3 mo. USD LIBOR + 2.57%	18,617
	EP Energy, LLC / Everest Acquisition Finance, Inc.*
36,000	9.375%, 05/01/24	13,094
32,000	7.750%, 05/15/26^	28,535
	Genesis Energy, LP / Genesis Energy Finance Corp.
51,000	6.500%, 10/01/25	51,311
51,000	6.250%, 05/15/26^	50,564
75,000	Gulfport Energy Corp.^ 6.375%, 05/15/25	66,125
40,000	Halcon Resources Corp. 6.750%, 02/15/25	25,812
67,000	Lonestar Resources America, Inc.* 11.250%, 01/01/23	66,851
51,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	52,078
72,000	McDermott Technologies Americas, Inc. / McDermott Technology U.S., Inc.* 10.625%, 05/01/24	65,459
	Moss Creek Resources Holdings, Inc.*
21,000	10.500%, 05/15/27	21,486
19,000	7.500%, 01/15/26^	17,447
31,000	Nine Energy Service, Inc.*^ 8.750%, 11/01/23	32,084
5,000	Northern Oil and Gas, Inc. 9.500%, 05/15/23 9.500% PIK rate	5,278
36,000	Oasis Petroleum, Inc.*^ 6.250%, 05/01/26	35,216
49,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	47,845
32,000	PDC Energy, Inc. 5.750%, 05/15/26	32,074
40,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	38,490
21,000	QEP Resources, Inc.^ 5.625%, 03/01/26	19,718
66,000	SESI, LLC^ 7.750%, 09/15/24	48,769
22,000	SM Energy Company^ 6.750%, 09/15/26	21,162

PRINCIPAL AMOUNT		VALUE
29,000	Targa Resources Partners, LP / Targa Resources Partners Finance Corp.µ*^ 6.500%, 07/15/27	$31,123
10,000	TransMontaigne Partners, LP / TLP Finance Corp. 6.125%, 02/15/26	9,667
10,000	Transocean Pontus, Ltd.* 6.125%, 08/01/25	10,312
49,000	Transocean, Inc.*^ 7.500%, 01/15/26	48,517
51,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*^ 8.750%, 04/15/23	39,881
81,000	W&T Offshore, Inc.*^ 9.750%, 11/01/23	82,535
108,000	Weatherford International, Ltd. 8.250%, 06/15/23	76,330
49,000	Whiting Petroleum Corp.^ 6.625%, 01/15/26	48,886
		2,102,329

Financials (0.4%)
100,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	90,703
133,000	Ally Financial, Inc. 8.000%, 11/01/31	170,742
51,000	Amwins Group, Inc.* 7.750%, 07/01/26	51,339
	Ardonagh Midco 3, PLC*
91,000	8.625%, 07/15/23^	75,542
29,000	8.625%, 07/15/23	24,105
84,000	AssuredPartners, Inc.*^ 7.000%, 08/15/25	79,520
28,000	Bank of America Corp.µ‡ 5.875%, 03/15/28 3 mo. USD LIBOR + 2.93%	28,972
51,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 5.750%, 05/15/26	51,770
19,000	Charles Schwab Corp.µ‡ 5.000%, 12/01/27 3 mo. USD LIBOR + 2.58%	18,508
51,000	Credit Acceptance Corp.*^ 6.625%, 03/15/26	53,683
52,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	52,324
51,000	HUB International, Ltd.* 7.000%, 05/01/26	51,474
77,000	ILFC E-Capital Trust II*‡ 4.850%, 12/21/65 3 mo. USD LIBOR + 1.80%	59,652

Schedule of Investments April 30, 2019 (Unaudited)

22 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
92,000	Iron Mountain, Inc.µ* 5.250%, 03/15/28	$90,853
169,000	Jefferies Finance, LLC* 7.250%, 08/15/24	167,073
48,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.µ* 5.250%, 10/01/25	47,893
40,000	Level 3 Financing, Inc.^ 5.375%, 05/01/25	40,803
51,000	Lions Gate Capital Holdings, LLC*^ 6.375%, 02/01/24	53,437
52,000	LPL Holdings, Inc.* 5.750%, 09/15/25	53,066
86,000	MetLife, Inc.^ 6.400%, 12/15/66	95,189
105,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 6.500%, 07/01/21	105,231
92,000	Navient Corp.^ 6.750%, 06/25/25	94,273
43,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	43,325
73,000	Oil Insurance, Ltd.*‡ 5.574%, 06/30/19 3 mo. USD LIBOR + 2.98%	71,052
31,000	Realogy Group, LLC / Realogy Co-Issuer Corp.*^ 4.875%, 06/01/23	29,604
55,000	Simmons First National Corp.‡ 5.000%, 04/01/28 3 mo. USD LIBOR + 2.15%	55,724
	Springleaf Finance Corp.^
68,000	6.875%, 03/15/25	73,032
49,000	7.125%, 03/15/26	52,673
51,000	Starwood Property Trust, Inc.µ 4.750%, 03/15/25	51,222
26,000	Towne Bank‡ 4.500%, 07/30/27 3 mo. USD LIBOR + 2.55%	26,115
100,000	Tronox Finance, PLC*^ 5.750%, 10/01/25	97,835
		2,056,734

Health Care (0.4%)
93,000	Acadia Healthcare Company, Inc.^ 6.500%, 03/01/24	96,151
	Bausch Health Americas, Inc.*^
113,000	8.500%, 01/31/27	123,417
48,000	9.250%, 04/01/26	53,488
	Bausch Health Cos., Inc.*
100,000	9.000%, 12/15/25	110,823
10,000	5.750%, 08/15/27^	10,448

PRINCIPAL AMOUNT		VALUE
	CHS/Community Health Systems, Inc.
177,000	8.125%, 06/30/24*^	$132,345
32,000	6.250%, 03/31/23^	31,198
21,000	8.000%, 03/15/26*	20,458
14,000	6.875%, 02/01/22	9,195
113,000	DaVita, Inc.^ 5.125%, 07/15/24	113,229
	HCA, Inc.
309,000	5.375%, 02/01/25^	325,578
44,000	7.500%, 11/06/33	50,859
50,000	Horizon Pharma USA, Inc.* 8.750%, 11/01/24	54,184
98,000	Magellan Health, Inc.µ 4.900%, 09/22/24	95,633
68,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	53,466
31,000	Par Pharmaceutical, Inc.*^ 7.500%, 04/01/27	32,222
21,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	17,900
	Tenet Healthcare Corp.
57,000	4.625%, 07/15/24^	57,223
51,000	6.250%, 02/01/27*	53,219
21,000	6.875%, 11/15/31	19,395
65,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	61,120
	Teva Pharmaceutical Finance Netherlands III, BV^
227,000	6.000%, 04/15/24µ	231,715
33,000	2.800%, 07/21/23	30,023
62,000	West Street Merger Sub, Inc.*^ 6.375%, 09/01/25	60,204
		1,843,493

Industrials (0.3%)
59,000	ACCO Brands Corp.*^ 5.250%, 12/15/24	58,747
	Allison Transmission, Inc.*
62,000	4.750%, 10/01/27µ	60,896
10,000	5.875%, 06/01/29^	10,302
48,000	Arconic, Inc.^ 5.125%, 10/01/24	49,594
60,000	ARD Securities Finance Sarl* 8.750%, 01/31/23 8.750% PIK rate	59,296
20,000	Avolon Holdings Funding, Ltd.µ* 5.250%, 05/15/24	20,932
51,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	49,139
77,000	Bombardier, Inc.*^ 7.500%, 03/15/25	77,498

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
69,000	Covanta Holding Corp. 5.875%, 03/01/24	$71,157
54,000	Delphi Technologies, PLC*^ 5.000%, 10/01/25	49,626
84,000	Fly Leasing, Ltd. 5.250%, 10/15/24	81,874
	Golden Nugget, Inc.*
54,000	6.750%, 10/15/24	55,299
42,000	8.750%, 10/01/25^	43,954
51,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	53,933
74,000	H&E Equipment Services, Inc.^ 5.625%, 09/01/25	75,586
	Hertz Corp.
31,000	7.375%, 01/15/21	31,039
10,000	7.625%, 06/01/22*	10,343
51,000	Icahn Enterprises, LPµ 6.750%, 02/01/24	53,606
29,000	James Hardie International Finance, Ltd.µ* 4.750%, 01/15/25	29,086
51,000	Jeld-Wen, Inc.*^ 4.625%, 12/15/25	48,870
28,000	JPW Industries Holding Corp.* 9.000%, 10/01/24	27,307
79,000	Meritor, Inc.^ 6.250%, 02/15/24	81,483
70,000	Navistar International Corp.* 6.625%, 11/01/25	71,623
	Park Aerospace Holdings, Ltd.*
32,000	4.500%, 03/15/23µ	32,417
19,000	5.500%, 02/15/24	20,033
93,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	93,338
	Scientific Games International, Inc.*^
48,000	5.000%, 10/15/25	47,830
21,000	8.250%, 03/15/26	21,764
10,000	Summit Materials, LLC / Summit Materials Finance Corp.*^ 6.500%, 03/15/27	10,354
31,000	Tennant Company 5.625%, 05/01/25	31,932
10,000	Titan Acquisition, Ltd. / Titan Co-Borrower, LLC*^ 7.750%, 04/15/26	9,204
29,000	TransDigm UK Holdings, PLC* 6.875%, 05/15/26	29,183
	TransDigm, Inc.*
52,000	6.250%, 03/15/26	54,209
51,000	7.500%, 03/15/27	52,667

PRINCIPAL AMOUNT		VALUE
	United Rentals North America, Inc.^
40,000	4.875%, 01/15/28	$39,794
39,000	5.875%, 09/15/26	40,805
21,000	6.500%, 12/15/26	22,506
26,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	25,986
51,000	XPO Logistics, Inc.µ*^ 6.750%, 08/15/24	52,840
		1,756,052

Information Technology (0.1%)
77,000	Alliance Data Systems Corp.* 5.875%, 11/01/21	78,849
46,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	46,849
93,000	Dell International, LLC / EMC Corp.µ* 6.020%, 06/15/26	100,941
62,000	Entercom Media Corp.*^ 7.250%, 11/01/24	64,254
51,000	Harland Clarke Holdings Corp.* 8.375%, 08/15/22	45,210
55,000	VFH Parent, LLC*^ 6.750%, 06/15/22	56,926
		393,029

Materials (0.2%)
83,000	AK Steel Corp.^ 6.375%, 10/15/25	70,234
44,000	Alcoa Nederland Holding, BVµ* 7.000%, 09/30/26	47,501
164,000	ArcelorMittal, SAµ^ 7.000%, 10/15/39	188,824
77,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.*^ 6.000%, 02/15/25	77,839
21,000	Baffinland Iron Mines Corp. / Baffinland Iron Mines, LP* 8.750%, 07/15/26	21,273
40,000	First Quantum Minerals, Ltd.* 7.250%, 04/01/23	39,587
37,000	INEOS Group Holdings, SA*^ 5.625%, 08/01/24	37,481
32,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	32,799
21,000	Kinross Gold Corp.µ 4.500%, 07/15/27	20,329
10,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	10,274
48,000	New Gold, Inc.*^ 6.375%, 05/15/25	38,631

Schedule of Investments April 30, 2019 (Unaudited)

24 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
135,000	PBF Holding Company, LLC / PBF Finance Corp.^ 7.250%, 06/15/25	$139,457
	United States Steel Corp.^
75,000	6.875%, 08/15/25	70,791
21,000	6.250%, 03/15/26	18,878
		813,898

Real Estate (0.0%)
54,000	CBL & Associates, LP^ 5.250%, 12/01/23	39,267
51,000	Forestar Group, Inc.* 8.000%, 04/15/24	52,494
84,000	MPT Operating Partnership, LP / MPT Finance Corp.µ 5.000%, 10/15/27	84,328
		176,089

Utilities (0.1%)
22,000	NGPL PipeCo, LLCµ*^ 4.875%, 08/15/27	22,735
	NRG Energy, Inc.^
57,000	5.750%, 01/15/28	60,406
14,000	6.625%, 01/15/27	14,982
97,000	PPL Capital Funding, Inc.µ^‡ 5.266%, 03/30/67 3 mo. USD LIBOR + 2.67%	90,628
20,000	Talen Energy Supply, LLC* 10.500%, 01/15/26	20,988
51,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	50,411
43,000	Vistra Energy Corp.* 8.125%, 01/30/26	46,956
		307,106
	Total Corporate Bonds	14,801,957

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.5%) #
Consumer Discretionary (0.1%)
37 7,128,124	Amazon.com, Inc. Call, 01/17/20, Strike $1,900.00	729,733

Industrials (0.2%)
610 8,942,600	Stanley Black & Decker, Inc. Call, 01/17/20, Strike $145.00	823,500

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Information Technology (0.2%)
330 6,845,190	Lam Research Corp. Call, 01/17/20, Strike $190.00	$1,057,650
	Total Purchased Options	2,610,883
	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $17,065,363)	17,412,840

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (21.2%)
Energy (0.3%)
55,800	NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	1,309,068

Financials (8.4%)
104,000	AMG Capital Trust II~ 5.150%, 10/15/37	5,310,916
28,700	Assurant, Inc.^ 6.500%, 03/15/21	2,985,087
10,675	Bank of America Corp. 7.250%, 12/31/49	14,096,444
17,347	Virtus Investment Partners, Inc. 7.250%, 02/01/20	1,790,384
13,555	Wells Fargo & Company 7.500%, 12/31/49	17,722,349
		41,905,180

Health Care (2.5%)
103,500	Becton Dickinson and Company 6.125%, 05/01/20	6,159,285
6,100	Danaher Corp. 4.750%, 04/15/22	6,426,350
		12,585,635

Industrials (2.1%)
6,350	Fortive Corp. 5.000%, 07/01/21	6,854,444
67,000	Rexnord Corp. 5.750%, 11/15/19	3,929,550
		10,783,994

Materials (0.6%)
60,221	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	3,157,387

Real Estate (1.4%)
5,900	Crown Castle International Corp. 6.875%, 08/01/20	6,808,541

Schedule of Investments April 30, 2019 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 25

NUMBER OF SHARES		VALUE

Utilities (5.9%)
120,985	American Electric Power Company, Inc. 6.125%, 03/15/22	$6,288,800
61,000	Aqua America, Inc. 6.000%, 04/30/22	3,329,380
61,000	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)~§** 4.516%, 09/15/29	2,889,692
68,875	DTE Energy Company~ 6.500%, 10/01/19	3,843,914
99,355	NextEra Energy, Inc. 6.123%, 09/01/19	6,199,752
	Sempra Energy
34,400	6.750%, 07/15/21	3,699,032
31,500	6.000%, 01/15/21	3,367,035
		29,617,605
	Total Convertible Preferred Stocks (Cost $101,259,869)	106,167,410

Common Stocks (4.3%)
Communication Services (0.0%)
2,370	Cumulus Media, Inc. - Class A#	42,944

Energy (0.6%)
525	Chevron Corp.	63,031
16,600	Energy Transfer, LP	250,992
19,925	Enterprise Products Partners, LP	570,453
3,850	GasLog, Ltd.	60,176
5,025	Magellan Midstream Partners, LP	311,600
1,960	Schlumberger, Ltd.	83,653
328,423	Southwestern Energy Company^#	1,297,271
7,365	Targa Resources Corp.^	295,705
2,400	Williams Companies, Inc.	67,992
		3,000,873

Health Care (3.7%)
78,079	Allergan, PLC	11,477,613
25,840	Anthem, Inc.	6,796,695
		18,274,308
	Total Common Stocks (Cost $38,477,473)	21,318,125

Exchange-Traded Fund (0.2%)
Other (0.2%)
29,300	SPDR Barclays Capital High Yield Bond ETF^ (Cost $1,092,108)	1,062,711

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Option (0.1%) #
Consumer Discretionary (0.1%)
45 8,347,455	Booking Holdings, Inc. Put, 06/21/19, Strike $1,870.00 (Cost $595,283)	$375,300

NUMBER OF SHARES		VALUE

Short Term Investments (1.7%)
4,292,346	Fidelity Prime Money Market Fund - Institutional Class, 2.500%***	4,293,634
4,276,492	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 2.350%***	4,276,492
	Total Short Term Investments (Cost $8,570,144)	8,570,126
	TOTAL INVESTMENTS (147.3%) (Cost $755,451,751)	735,952,761

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-12.8%)		(64,000,000)

LIABILITIES, LESS OTHER ASSETS (-34.5%)		(172,468,777)

NET ASSETS (100.0%)		$499,483,984

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written options (-0.1%) #
Consumer Discretionary (0.0%)
45 8,347,455	Booking Holdings, Inc. Put, 06/21/19, Strike $1,650.00	(77,625)

Health Care (0.0%)
250 6,575,750	Anthem, Inc. Call, 06/21/19, Strike $270.00	(198,750)

Information Technology (-0.1%)
1,000 2,763,000	Advanced Micro Devices, Inc. Call, 07/19/19, Strike $30.00	(182,000)
175 2,399,950	Twilio, Inc. Call, 07/19/19, Strike $155.00	(111,125)

	Total Written options (Premium $887,988)	(569,500)

Schedule of Investments April 30, 2019 (Unaudited)

26 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $25,448,453 (see Note 6 – Notes Payable).

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2019.

&Illiquid security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $5,799,775.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

¤The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2019.

#Non-income producing security.

***The rate disclosed is the 7 day net yield as of April 30, 2019.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 27

Statement of Assets and Liabilities April 30, 2019 (Unaudited)

ASSETS
Investments in securities, at value (cost $755,451,751)	$735,952,761
Receivables:
Accrued interest and dividends	3,490,168
Investments sold	8,866,088
Prepaid expenses	311,087
Other assets	10,641
Total assets	748,630,745

LIABILITIES
Due to custodian bank	24,278
Options written, at value (premium $887,988)	569,500
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,560,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $535,117) (Note 7)	63,464,883
Payables:
Notes payable	180,600,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	164,383
Investments purchased	3,249,095
Affiliates:
Investment advisory fees	606,209
Deferred compensation to trustees	10,641
Trustees’ fees and officer compensation	8,057
Other accounts payable and accrued liabilities	449,715
Total liabilities	249,146,761
NET ASSETS	$499,483,984

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 24,427,636 shares issued and outstanding	$530,269,476
Undistributed net investment income (loss)	(20,696,093)
Accumulated net realized gain (loss) on investments and written options	9,091,103
Unrealized appreciation (depreciation) of investments and written options	(19,180,502)
NET ASSETS	$499,483,984
Net asset value per common shares based upon 24,427,636 shares issued and outstanding	$20.45

Statement of Operations Six Months Ended April 30, 2019 (Unaudited)

28 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$13,580,509
Dividends	3,152,834
Total investment income	16,733,343

EXPENSES
Investment advisory fees	3,581,202
Interest expense on Notes Payable (Note 6)	2,473,319
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	1,288,647
Fund administration fees	32,574
Printing and mailing fees	29,244
Accounting fees	28,937
Trustees’ fees and officer compensation	24,308
Legal fees	22,238
Audit fees	19,677
Transfer agent fees	18,185
Custodian fees	9,975
Registration fees	3,101
Other	54,257
Total expenses	7,585,664
NET INVESTMENT INCOME (LOSS)	9,147,679

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(2,860,730)
Purchased options	(2,591,598)
Written options	(147,452)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	40,209,405
Purchased options	2,394,634
Written options	349,776
NET GAIN (LOSS)	37,354,035
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,501,714

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 29

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31, 2018

OPERATIONS
Net investment income (loss)	$9,147,679	$20,734,806
Net realized gain (loss)	(5,599,780)	47,941,297
Change in unrealized appreciation/(depreciation)	42,953,815	(55,967,970)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	46,501,714	12,708,133

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(24,470,168)	(48,880,558)
Net decrease in net assets from distributions to common shareholders	(24,470,168)	(48,880,558)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	196,370	691,592
Net increase (decrease) in net assets from capital stock transactions	196,370	691,592
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,227,916	(35,480,833)

NET ASSETS
Beginning of period	$477,256,068	$512,736,901
End of period	$499,483,984	$477,256,068

Statement of Cash Flows

30 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$46,501,714	$12,708,133
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(138,157,706)	(520,946,421)
Net proceeds from disposition of short term investments	6,640,360	11,633,920
Proceeds paid on closing written options	(1,634,358)	(4,471,402)
Proceeds from disposition of investment securities, including purchased options	159,011,190	531,024,673
Premiums received from written options	1,926,499	3,317,129
Amortization and accretion of fixed-income securities	(6,554,695)	(11,546,097)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	48,965	107,138
Net realized gains/losses from investments, excluding purchased options	2,860,595	(47,573,077)
Net realized gains/losses from purchased options	2,591,598	(1,148,598)
Net realized gains/losses from written options	147,452	766,373
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(40,209,405)	55,003,874
Change in unrealized appreciation or depreciation on purchased options	(2,394,634)	1,743,320
Change in unrealized appreciation or depreciation on written options	(349,776)	(777,955)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	532,852	315,532
Prepaid expenses	(16,096)	(230,833)
Other assets	(2,067)	2,882
Increase/(decrease) in liabilities:
Payables to affiliates	(28,157)	2,422
Other accounts payable and accrued liabilities	(16,574)	(36,069)
Net cash provided by/(used in) operating activities	$30,897,757	$29,894,944

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(24,273,798)	(48,188,966)
Distributions to Mandatory Redeemable Preferred Shareholders	(34,243)	198,626
Offering costs on Mandatory Redeemable Preferred Shares	(2)	(14,645)
Net increase/(decrease) in due to custodian bank	24,278	(212,321)
(Repayment)/Proceeds from Notes Payable	(6,900,000)	18,500,000
Net cash provided by/(used in) financing activities	$(31,183,765)	$(29,717,306)
Net increase/(decrease) in cash	$(286,008)	$177,638
Cash and restricted cash at beginning of period	$286,008	$108,370
Cash at end of period	$—	$286,008
Supplemental disclosure
Cash paid for interest on Notes Payable	$2,521,823	$3,767,853
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$1,254,404	$2,839,923
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$196,370	$691,592

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	—	12,488
Restricted cash for swap collateral	—	—
Restricted cash for short positions	—	273,520
Total cash and restricted cash at period end	$—	$286,008

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Dynamic Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 11, 2014 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 27, 2015.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of convertible securities (including synthetic convertibles, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities) and debt and equity income-producing securities, as well as other investments that generate current income and dividends, including but not limited to common and preferred stocks, investment grade and below investment grade (high-yield or “junk”) bonds, loans, equity-linked notes, and floating rate securities (referred to throughout as “income-producing securities”). Under normal circumstances, at least 80% of the Fund’s managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund’s managed assets invested in convertible securities (including synthetic convertible securities, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities). The Fund may invest up to 50%of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets. The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible securities). In addition, the Fund may invest all or substantially all of its managed assets in below investment grade convertible securities (including non-convertible securities held to create synthetic convertible securities); provided that, the Fund may invest up to 15% of its managed assets in convertible and non-convertible securities rated below B3 by Moody’s or below B- by Standard & Poor’s. As such, the Fund’s portfolio may at times consist entirely or primarily of below investment grade securities, including high-yield bonds. The Fund may invest up to 15% of its managed assets in illiquid securities. The Fund may invest up to 10% of its managed assets in the equity securities of REITs and up to 10% of its managed assets in the equity securities of MLPs; however, convertible securities are excluded from each of these limitations. The Fund may invest in securities with a broad range of maturities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

32   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2019. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 - 2018 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee. On October 12, 2018, the Board of Trustees approved terminating the financial accounting services agreement between the Funds and Calamos Advisors effective November 1, 2018. Effective November 1, 2018, the Funds entered into an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of each Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Funds’ holdings. Effective November 1, 2018, the Funds entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Funds. These services include: monitoring the calculation of expense accrual amounts for each Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for each Fund; preparing financial reporting statements for each Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

34   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $10,641 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2019. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2019.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2019 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$124,845,119
Proceeds from sales	5,887,969	149,407,898

The cost basis of investments for federal income tax purposes at April 30, 2019 was as follows*:

Cost basis of investments	$754,563,763
Gross unrealized appreciation	39,895,157
Gross unrealized depreciation	(59,075,659)
Net unrealized appreciation (depreciation)	$(19,180,502)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2019 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2018 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2018
Distributions paid from:
Ordinary income	$48,654,722
Long-term capital gains	2,547,670
Return of capital	—

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

As of October 31, 2018, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	1,754,945
Total undistributed earnings	1,754,945
Accumulated capital and other losses	—
Net unrealized gains/(losses)	(54,340,634)
Total accumulated earnings/(losses)	(52,585,689)
Other	(231,349)
Paid-in-capital	530,073,106
Net assets applicable to common shareholders	$477,256,068

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2019.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

36   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2019, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2019, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2019, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$2,986,183	$—
Written options(2)	—	569,500
	$2,986,183	$569,500

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2019, the volume of derivative activity for the Fund is reflected below*

Volume
Purchased options	7,757
Written options	3,440

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $270.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2019, the average borrowings under the Agreement were $182.9 million. For the period ended April 30, 2019, the average interest rate was 2.75%. As of April 30, 2019, the amount of total outstanding borrowings was $180.6 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2019 was 2.75%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2019, approximately $158.6 million of securities were on loan ($156.7 million of fixed income securities and $1.9 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 2,560,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $64.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2019.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	850	$25	$21,250,000
Series B	9/06/24	4.00%	850	$25	$21,250,000
Series C	9/06/27	4.24%	860	$25	$21,500,000
				Total	$64,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to

38   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” with the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 24,427,636 shares outstanding at April 30, 2019. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2019	YEAR ENDED October 31, 2018
Beginning shares	24,417,577	24,384,692
Shares sold	—	—
Shares issued through reinvestment of distributions	10,059	32,885
Ending shares	24,427,636	24,417,577

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   39

Notes to Financial Statements (Unaudited)

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$86,092,776	$—	$86,092,776
Convertible Bonds	—	483,174,578	—	483,174,578
Bank Loans	—	11,778,895	—	11,778,895
Synthetic Convertible Securities (Corporate Bonds)	—	14,801,957	—	14,801,957
Synthetic Convertible Securities (Purchased Options)	2,610,883	—	—	2,610,883
Convertible Preferred Stocks	97,966,802	8,200,608	—	106,167,410
Common Stocks U.S.	21,318,125	—	—	21,318,125
Exchange-Traded Fund	1,062,711	—	—	1,062,711
Purchased Option	375,300	—	—	375,300
Short Term Investments	8,570,126	—	—	8,570,126
Total	$131,903,947	$604,048,814	$—	$735,952,761
Liabilities:
Written Options	$569,500	$—	$—	$569,500
Total	$569,500	$—	$—	$569,500

40   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2019	Year Ended October 31,				March 27, 2015• through October 31, 2015
		2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$19.55	$21.03	$19.56	$21.63		$23.88 (a)
Income from investment operations:
Net investment income (loss)*	0.37	0.85	0.86	0.89		0.48
Net realized and unrealized gain (loss)	1.53	(0.33)	2.61	(0.96		(1.84)
Total from investment operations	1.90	0.52)	3.47	(0.07)		(1.36)
Less distributions to common shareholders from:
Net investment income	(1.00)	(2.00)	(0.91)	(0.99)		(0.84)
Net realized gains	—	—	—	(0.00	)(b)	—
Return of capital	—	—	(1.09)	(1.01)		—
Total distributions	(1.00)	(2.00)	(2.00)	(2.00)		(0.84)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	—		(0.05)
Net asset value, end of period	$20.45	$19.55	$21.03	$19.56		$21.63
Market value, end of period	$20.70	$18.94	$20.49	$17.83		$19.28
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(c)
Net asset value	10.29%	2.40%	19.19%	1.03%		(5.78)%
Market value	15.24%	1.82%	27.40%	3.32%		(19.79)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(d)	3.22% (e)	2.82%	2.17%	2.02%		1.91% (e)
Net investment income (loss)	3.88% (e)	4.06%	4.26%	4.48%		3.65% (e)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$499,484	$477,256	$512,737	$477,070		$527,472
Portfolio turnover rate	18%	67%	78%	40%		23%
Average commission rate paid	$0.0181	$0.0249	$0.0212	$0.0233		$0.0198
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$64,000	$64,000	$64,000	$—		$—
Notes Payable (000’s omitted)	$180,600	$187,500	$169,000	$195,000		$220,000
Asset coverage per $1,000 of loan outstanding(f)	$4,120	$3,887	$4,413	$3,447		$3,398
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(g)	$291	$285	$291	$—		$—

•Commencement of operations.

*Net investment income calculated based on average shares method.

(a)Net of sales load of $1.125 on initial shares issued and beginning net asset value of $23.875.

(b)Amount is less than $0.005 per common share.

(c)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.62%, 1.57%, 1.51%, 1.52% and 1.56%, respectively.

(e)Annualized.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(g)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Dynamic Convertible and Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Dynamic Convertible and Income Fund (the “Fund”) as of April 30, 2019, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2018, and the financial highlights for each of the two years in the period then ended; and in our report dated December 17, 2018, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 14, 2019

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

42   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   43

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

44   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2019 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CCDSAN 5 2019

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Dynamic Convertible and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2019

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2019

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 25, 2019